UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Co-Registrants ☐

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☐ Definitive Proxy Statement
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Fiduciary/Claymore MLP Opportunity Fund
Guggenheim Build America Bonds Managed Duration Trust
Guggenheim Credit Allocation Fund
Guggenheim Enhanced Equity Income Fund
Guggenheim Enhanced Equity Strategy Fund
Guggenheim Equal Weight Enhanced Equity Income Fund
Guggenheim Strategic Opportunities Fund

(Name of Co-Registrants as Specified In Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Co-Registrants)

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FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (NYSE: FMO)
GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (NYSE: GGE)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (NYSE: GEQ)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

2455 Corporate West Drive
Lisle, IL 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 3, 2014

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of each of Fiduciary/Claymore MLP Opportunity Fund (“FMO”), Guggenheim Build America Bonds Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GGM, GBAB, GPM. GGE, GEQ and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) that the joint annual meeting of shareholders of the Funds (the “Annual Meeting”) will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, April 3, 2014, at 10:00 a.m. (Central time). The Annual Meeting is being held for the following purposes:

1.
With respect to each of FMO, GBAB, GGM, GGE, GEQ and GOF: To approve the amendment of each Fund’s Agreement and Declaration of Trust, as amended, to increase the maximum number of Trustees that can comprise the Board of Trustees of the Fund.

2.	To elect Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class I Trustees, the Trustee nominees named in the accompanying proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia and Mr. Donald A. Chubb) to serve until each Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(ii)
To elect, as a Class II Trustee, the Trustee nominee named in the accompanying proxy statement (Dr. Jerry B. Farley) to serve until each Fund’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
To elect, as a Class III Trustee, the Trustee nominee named in the accompanying proxy statement (Mr. Maynard F. Oliverius) to serve until each Fund’s 2016 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class I Trustees, the Trustee nominees named in the accompanying proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia, Mr. Roman Friedrich III and Mr. Donald A. Chubb) to serve until the Fund’s 2016 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and

(ii)
To elect, as Class II Trustees, the Trustee nominees named in the accompanying proxy statement (Dr. Jerry B. Farley and Mr. Maynard F. Oliverius) to serve until the Fund’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The Board of each Fund has fixed the close of business on January 17, 2014, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the
Board of each Fund:

Donald C. Cacciapaglia
Chief Executive Officer of each Fund

Lisle, Illinois

                           , 2014

YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card. In order to save the Funds any additional expense of further solicitation, please mail your proxy card or vote via telephone or the Internet promptly.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (NYSE: FMO)
GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST (NYSE: GBAB)
GUGGENHEIM CREDIT ALLOCATION FUND (NYSE: GGM)
GUGGENHEIM ENHANCED EQUITY INCOME FUND (NYSE: GPM)
GUGGENHEIM ENHANCED EQUITY STRATEGY FUND (NYSE: GGE)
GUGGENHEIM EQUAL WEIGHT ENHANCED EQUITY INCOME FUND (NYSE: GEQ)
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (NYSE: GOF)

PROXY STATEMENT

FOR THE
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 3, 2014

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Fiduciary/Claymore MLP Opportunity Fund (“FMO”), Guggenheim Build America Bonds Managed Duration Trust (“GBAB”), Guggenheim Credit Allocation Fund (“GGM”), Guggenheim Enhanced Equity Income Fund (“GPM”), Guggenheim Enhanced Equity Strategy Fund (“GGE”), Guggenheim Equal Weight Enhanced Equity Income Fund (“GEQ”) and Guggenheim Strategic Opportunities Fund (“GOF”) (FMO, GGM, GBAB, GPM. GGE, GEQ and GOF are each referred to herein as a “Fund” and collectively as the “Funds”) in connection with the solicitation by the Board of Trustees (the “Board”) of each Fund of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Thursday, April 3, 2014, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 on Thursday, April 3, 2014, at 10:00 a.m. (Central time).

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Joint Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number, (800) 345-7999.

Each Fund will furnish to any shareholder, without charge, a copy of such Fund’s most recent annual report and/or semi-annual report to shareholders upon request. Requests should be directed to Guggenheim Funds Distributors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532, (800) 345-7999.

The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card(s) are first being sent to the Funds’ shareholders on or about                        , 2014.

•	Why is a shareholder meeting being held?

The Shares of each Fund are listed on the New York Stock Exchange (“NYSE”) and the rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. In addition, shareholders of certain Funds are being asked to approve an amendment to their Fund’s Agreement and Declaration of Trust to increase the maximum number of Trustees that can comprise the Board of Trustees of the Fund.

•	What Proposals will be voted on?

1.
With respect to each of FMO, GBAB, GGM, GGE, GEQ and GOF: To approve the amendment of each Fund’s Agreement and Declaration of Trust to increase the maximum number of Trustees that can comprise the Board of Trustees of the Fund.

2.	To elect Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia and Mr. Donald A. Chubb) to serve until each Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(ii)
To elect, as a Class II Trustee, the Trustee nominee named in this proxy statement (Dr. Jerry B. Farley) to serve until each Fund’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
To elect, as a Class III Trustee, the Trustee nominee named in this proxy statement (Mr. Maynard F. Oliverius) to serve until each Fund’s 2016 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia, Mr. Roman Friedrich III and Mr. Donald A. Chubb) to serve until the Fund’s 2016 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and

(ii)
To elect, as Class II Trustees, the Trustee nominees named in this proxy statement (Dr. Jerry B. Farley and Mr. Maynard F. Oliverius) to serve until the Fund’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Why am I being asked to elect Trustees in multiple classes for each Fund?

Generally, the Trustees of only one class of Trustees of each Fund are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually. However, the funds that are part of the Guggenheim Investments fund complex (the “Fund Complex”) currently are overseen by separate groups of directors or trustees, and each Fund’s Board has determined that it would be in the best interest of the Fund to consolidate the membership of certain boards so that more funds in the Fund Complex are overseen by the same individuals. In order to accomplish this, the current Trustees have proposed for election a slate of candidates that include three Trustee nominees, Mr. Donald A. Chubb, Dr. Jerry B. Farley and Mr. Maynard F. Oliverius (each a “Consolidation Nominee”), in addition to those current Trustees whose terms of office require them to stand for election at the Annual Meeting. The Proxy Statement includes additional details regarding the Board’s consideration of the board consolidation and the nomination of the Consolidation Nominees.

•	Why am I being asked to approve an amendment to my Fund’s Agreement and Declaration of Trust?

The election of the three Consolidation Nominees to the Board, along with the re-election of the current Trustees standing for re-election at the Annual Meeting, would cause each Fund’s Board to consist of nine Trustees, which exceeds the maximum number of Trustees permitted by the Agreement and Declaration of Trust of certain Funds. Accordingly, it is proposed that the applicable provision of the Agreement and Declaration of Trust of each Fund that provides for a maximum number of Trustees be amended to increase the maximum permissible number of trustees to fifteen (15) to allow for the election of the Trustee nominees, including the Consolidation Nominees, as necessary, and to avoid having to amend the Agreement and Declaration of Trust to appoint or elect additional Trustees in the future. This Proposal applies to each of FMO, GBAB, GGM, GGE, GEQ and GOF, but does not apply to GPM.

Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund(s), no matter how many Shares you own.

•	Who is asking for my vote?

The enclosed proxy card is solicited by the Board of each Fund for use at the Annual Meeting to be held on Thursday, April 3, 2014, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting.

•	How does the Board recommend that shareholders vote on the Proposals?

The Board unanimously recommends that you vote “FOR” each Proposal.

•	Who is eligible to vote?

Shareholders of record of each Fund at the close of business on January 17, 2014 (the “Record Date”), are entitled to be present and to vote on the applicable Proposals at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote on those Proposals on which holders of those shares are entitled to vote and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

•	How do I vote my Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposals may be deemed an instruction to vote such Shares in favor of the Proposals. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	What vote is required to approve the Proposals?

With respect to the approval of the amendment to the Agreement and Declaration of Trust pursuant to Proposal 1, the affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each applicable Fund is required to approve the amendment. For this purpose, a vote of a “majority of the outstanding voting securities” of a Fund is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Fund.

With respect to the election of Trustees, for FMO, GBAB, GOF, GEQ, and GGE the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. For GPM, the affirmative vote of a plurality of the shares voted is necessary to elect a Trustee nominee.

•	Why does this Proxy Statement list multiple closed-end funds?

The Funds have similar proposals and it is cost-efficient to have a joint Proxy Statement and joint Annual Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds and certain affiliated funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective proposal relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

•	How many shares of each Fund were outstanding as of the record date?

At the close of business on January 17, 2014, the Funds had the following Shares outstanding:

Fund	Number of Shares Outstanding

FMO	32,852,711
GBAB	17,413,674
GGM	6,629,189
GPM	19,054,684
GGE	4,993,991
GEQ	8,770,121
GOF	14,602,847

PROPOSAL 1: AMENDMENT OF AGREEMENT AND DECLARATION OF TRUST

With respect to each of FMO, GBAB, GGM, GGE, GEQ and GOF:

As discussed more fully under Proposal 2 below, the Board of each Fund has nominated three Consolidation Nominees for election to the Board of each Fund, in connection with the consolidation of the boards of trustees and directors that oversee various funds included in the Fund Complex (as defined herein). The election of the three Consolidation Nominees to the Board, along with the re-election of the current Trustees standing for re-election at the Annual Meeting, would cause each Fund’s Board to consist of nine Trustees, which exceeds the maximum number of Trustees permitted by the Agreement and Declaration of Trust of certain Funds. The maximum number of Trustees permissible under each Fund’s current Agreement and Declaration of Trust is as follows:

FMO:	eight (8)
GBAB:	ten (10)
GGM:	ten (10)
GGE:	seven (7)
GEQ:	ten (10)
GOF:	eight (8)

Accordingly, it is proposed that the applicable provision of the Agreement and Declaration of Trust each Fund that provides for a maximum number of Trustees be amended to increase the maximum permissible number of trustees to fifteen (15) to allow for the election of the Trustee nominees, including the Consolidation Nominees, as necessary, and to avoid having to amend the Agreement and Declaration of Trust to appoint or elect additional trustees in the future.

The relevant provision of each Fund’s Declaration of Trust would be amended and restated in its entirety to read as follows:

Number and Qualification. Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two (2) or more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

The language of the amended provision is identical to the language of the current provision of each Fund’s Agreement and Declaration of Trust, other than with respect to the maximum number of Trustees.

Shareholder Approval

The affirmative vote of “a majority of the outstanding voting securities” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) is required to approve the amendment. For this purpose, a vote of a “majority of the outstanding voting securities” of a Fund is the lesser of: (a) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) 50% or more of the outstanding voting securities of the Fund.

Abstentions and “broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as a vote against the amendment.

The holders of the Shares will have equal voting rights (i.e. one vote per Share).

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” Proposal 1.

PROPOSAL 2: ELECTION OF TRUSTEES

Introduction

The rules of the NYSE require each Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Funds are being asked to elect to Trustees in the following manner:

(a)	With respect to each of FMO, GBAB, GGM, GPM, GGE and GEQ:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia and Mr. Donald A. Chubb) to serve until each Fund’s 2017 annual meeting of shareholders or until their respective successors shall have been elected and qualified;

(ii)
To elect, as a Class II Trustee, the Trustee nominee named in this proxy statement (Dr. Jerry B. Farley) to serve until each Fund’s 2015 annual meeting of shareholders or until his successor shall have been elected and qualified; and

(iii)
To elect, as a Class III Trustee, the Trustee nominee named in this proxy statement (Mr. Maynard F. Oliverius) to serve until each Fund’s 2016 annual meeting of shareholders or until his successor shall have been elected and qualified.

(b)	With respect to GOF only:

(i)
To elect, as Class I Trustees, the Trustee nominees named in this proxy statement (Mr. Randall C. Barnes, Mr. Donald C. Cacciapaglia, Mr. Donald A. Chubb and Mr. Roman Friedrich III) to serve until the Fund’s 2016 annual meeting of shareholders or until their respective successors shall have been elected and qualified; and

(ii)
To elect, as Class II Trustees, the Trustee nominees named in this proxy statement (Dr. Jerry B. Farley and Mr. Maynard F. Oliverius) to serve until the Fund’s 2015 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Proposed Board Consolidation

The funds that are part of the Fund Complex currently are overseen by separate groups of trustees or directors. The election of the Consolidation Nominees is being proposed in connection with a proposed consolidation of the current Trustees of the Funds (the “Board;” which also serves as the board for certain other funds in the Fund Complex) and the current members of the Boards of Trustees/Directors of Guggenheim Funds Trust, SBL Fund and Security Equity Fund (collectively, the “Security Funds;” with such Boards of Trustees/Directors collectively being the “Security Funds Board”).  In order to accomplish this, the current Trustees have proposed for election the Consolidation Nominees, who are the non-retiring members of the Security Funds Board. Dr. Farley and Messrs. Chubb and Oliverius are not “interested persons” of the Funds, as defined in the 1940 Act, and will serve as Independent Trustees.

In reaching the conclusion that the board consolidation is in the best interests of the Funds and their shareholders, the Board considered a number of factors, including the following:

•
potential benefits arising from the increased size, diversity, skill sets and experience of the contemplated consolidated board, each member of which has experience in investment company matters as a board member of other funds in the Fund Complex, which will allow the Board to better respond to the increasing complexities of fund governance;

•	potential benefits arising from a consolidated board having oversight over a greater portion of the Fund Complex;

•	the benefits to shareholders from a consolidated board as compared to the costs associated with a larger board;

•	opportunities for enhanced efficiency of uniform board oversight by, among other things, reducing the need to have separate meetings and materials to consider the same or substantially similar items;

•	alignment and streamlining of resources needed to support board reporting and interaction in areas such as compliance, regulatory and risk management oversight;

•	the unification of two boards overseeing different funds could result over time in greater uniformity of shareholder experience throughout the Fund Complex;

•	the number and type of funds to be overseen by the board members;

•	the independent status of the Consolidation Nominees; and

•	the proposed process, timing and costs for implementing the consolidation, including the costs associated with holding a shareholders meeting.

Members of the Nominating and Governance Committee of the Board met with each Consolidation Nominee prior to his nomination to the Board, and the Nominating and Governance Committee considered each Consolidation Nominee and recommended his nomination to the Board. Based on this recommendation, the Board recommended for election each of the Consolidation Nominees to the Board. Likewise, the Security Funds Board also approved a consolidation proposal on behalf of their funds and shareholders have since elected the current Trustees of the Funds to serve on the Security Funds Board.

Composition of the Board of Trustees

FMO, GBAB, GEQ, GGE and GPM:

The Trustees of FMO, GBAB, GEQ, GGE and GPM are classified into three classes of Trustees. Assuming each Trustee nominee, including the Consolidation Nominees, is elected at the Annual Meeting, the composition of the Board will be as follows:

Class I Trustee*	Class II Trustees**	Class III Trustees***
Randall C. Barnes	Jerry B. Farley	Robert B. Karn III
Donald C. Cacciapaglia	Roman Friedrich III	Maynard F. Oliverius
Donald A. Chubb	Ronald A. Nyberg	Ronald E. Toupin, Jr.

*	Class I Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2017.

**	Dr. Farley is standing for election at the Annual Meeting. Class II Trustees are expected to next stand for election in 2015.

***	Mr. Oliverius is standing for election at the Annual Meeting. Class III Trustees are expected to next stand for election in 2016.

GOF:

The Trustees of GOF are classified into two classes of Trustees. Assuming each nominee is elected at the Annual Meeting, the composition of the Board will be as follows:

Class I Trustee*	Class II Trustees**
Randall C. Barnes	Jerry B. Farley
Donald C. Cacciapaglia	Robert B. Karn III
Donald A. Chubb	Ronald A. Nyberg
Roman Friedrich III	Maynard F. Oliverius
Ronald E. Toupin, Jr.

*	Class I Trustees are standing for election at the Annual Meeting, and are expected to next stand for election in 2016.

**	Dr. Farley and Mr. Oliverius are standing for election at the Annual Meeting. Class II Trustees are expected to next stand for election in 2015.

Election of Trustees

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his respective Class or until his respective successor shall have been elected and qualified or until he resigns or is otherwise removed. The other Trustees of the Funds will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the Trustee nominees named above. Each Trustee nominee has consented to serve as a Trustee of each Fund if elected at the Annual Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

As described under Proposal 1, an amendment to the Agreement and Declaration of Trust of each of FMO, GGE and GOF is required to allow for the election of all of the Trustee nominees. If the amendment to the Agreement and Declaration of Trust is not approved for FMO, GGE or GOF, the Board, in consultation with the Nominating and Governance Committee, will withdraw the nomination of one or more Trustee nominees with respect to such Fund.

Trustees and Trustee Nominees

Certain information concerning the Trustees, Trustee nominees and the officers of each of the Funds is set forth in the table below. Independent Trustees are those who are not interested persons of (i) the Funds, (ii) Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), each Fund’s investment adviser, (iii) Advisory Research, Inc., investment sub-adviser to FMO, (iv) Security Investors, LLC, an investment sub-adviser to GEQ or (v) Guggenheim Partners Investment Management, LLC (“GPIM”), investment sub-adviser to GBAB, GGM, GPM, GGE, GEQ and GOF, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

The Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds or its affiliates. The Fund Complex is composed of 13 closed-end funds (including the Funds), 60 exchange-traded funds and 143 open-end funds advised or serviced by the Adviser or its affiliates.

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEES:
Randall C. Barnes Year of birth: 1951	Trustee	†
Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
				50 82	None.
Roman Friedrich III Year of Birth: 1946	Trustee	†
Founder and President of Roman Friedrich & Company, a U.S. and Canadian-based business which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).
46 78
Director of Mercator Minerals, Ltd. (September 2013-present); First Americas Gold Corp. (2012-present); and Zincore Metals, Inc. (2009-present). Formerly, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (2011-2012); Axiom Gold and Silver Corp. (2011-2012); Stratagold Corp. (2003-2009); and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of birth: 1942	Trustee	†	Consultant (1998-present). Formerly, Arthur Andersen, LLP (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	46 78	Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of birth: 1953	Trustee	†
Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).

				52 84	None.
Ronald E. Toupin, Jr. Year of birth: 1958	Trustee	†
Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				49 81	Formerly, Trustee, of Bennett Group of Funds (2011-2013).

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships held by Trustee During the Past Five Years
INDEPENDENT TRUSTEE NOMINEES:
Donald A. Chubb, Jr. Year of Birth: 1946	None	†	Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	32 78	None.
Jerry B. Farley Year of Birth: 1946	None	†	President, Washburn University (1999-present).	32 78	Director of Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Maynard F. Oliverius Year of Birth: 1943	None	†	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare (1996- 2012).	32 78	None.
INTERESTED TRUSTEES:
Donald C. Cacciapaglia Year of birth: 1951	Interested Trustee	†
Vice Chairman of Guggenheim Investments (2012-present); Chief Executive Officer (2012-present) and President (2010-present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, Chief Executive Officer and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust, (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Investment Management, LLC (2010-2011); Chairman and Chief Executive Officer of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
211
Independent Board Member of Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); and Paragon Life Insurance Company of Indiana (2011-present). Formerly, Independent Board Member of Equitrust Life Insurance Company (2011-2013).

(1)
The business address of each Trustee is 2455 Corporate West Drive, Lisle, Illinois 60532. The business address of each Consolidation Nominee is 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

(2)
The first number provided for each Trustee and Trustee nominee represents the number of portfolios currently overseen. The second number represents the number of portfolios that will be overseen if the Trustee or Trustee nominee is elected to the board of trustees or directors of each fund for which they have been nominated in connection with the Board consolidation.

†
Each Trustee is generally expected to serve a term as set forth herein under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of each respective Fund since the year shown below:

Fund	Barnes	Friedrich	Karn	Nyberg	Toupin	Cacciapaglia
FMO	2004	2011	2004	2004	2004	2012
GBAB	2010	2010	2010	2010	2010	2012
GGM	2013	2013	2013	2013	2013	2013
GPM	2004	2011	2011	2004	2004	2012
GGE	2010	2003	2010	2003	2003	2012
GEQ	2011	2011	2011	2011	2011	2012
GOF	2007	2010	2010	2007	2007	2012

Trustee and Trustee Nominee Qualifications

The Trustees and Trustee nominees were selected to serve on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee and Trustee nominee that support the conclusion, as of the date of the date hereof, that each Trustee and Trustee nominee should serve as a Trustee in light of the Funds’ business and structure. References to the qualifications, attributes and skills of Trustees and Trustee nominees do not constitute the holding out of any Trustee or Trustee nominee as being an expert under Section 7 of the Securities Act of 1933.

Randall C. Barnes. Mr. Barnes has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds, as a member of the Audit Committee of the Funds, and as Chairperson of the Audit Committee of other funds in the Fund Complex, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience. Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Donald C. Cacciapaglia. Mr. Cacciapaglia has served as a Trustee since 2012. Mr. Cacciapaglia has nearly 40 years of experience in the investment banking and financial services industries. Mr. Cacciapaglia is Vice Chairman of Guggenheim Investments. Mr. Cacciapaglia is also President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC. Prior to 2010, Mr. Cacciapaglia served as Chairman and Chief Executive Officer of Channel Capital Group, Inc., and its subsidiary broker-dealer Channel Capital Group LLC, a Guggenheim affiliated company. From 1996 until 2002, when he joined Chanel Capital Group, Mr. Cacciapaglia held the position of Managing Director and Chief Operating Officer of the Investment Banking Group at PaineWebber. Before that, Mr. Cacciapaglia was Chief Operating Officer of the Short and Intermediate Trading Group at CS First Boston from 1995 to 1996. From 1977 to 1995, he held numerous positions at Merrill Lynch & Co., and was a Senior Analyst with the Federal Reserve Bank of New York from 1973 to 1977.

Donald A. Chubb, Jr. Mr. Chubb has served as a director of the Security Funds since 1994 and as Chairperson of the Security Funds since 2012. Mr. Chubb also served as Lead Independent Director of the Security Funds from 2010 to 2012. Mr. Chubb has worked in the business brokerage and commercial real estate market for over 14 years. Previously, Mr. Chubb owned and operated electric sign companies and was a director of Fidelity Bank and Trust. Mr. Chubb has experience with investment company fund matters.

Dr. Jerry B. Farley. Dr. Farley has served as a director of the Security Funds since 2005 and as Chairperson of the Audit Committee of the Security Funds since 2013. Dr. Farley has over 39 years of experience in the administration of the academic, business and fiscal operations of educational institutions. Dr. Farley has served as President of Washburn University since 1997. Prior to 1997, Dr. Farley worked in various executive positions for the University of Oklahoma and Oklahoma State University, including Vice President of Community Relations and Economic Development, Vice President of Administration and Chief Financial Officer. Dr. Farley holds an MBA and a Ph.D. in Higher Education Administration and is a C.P.A. Dr. Farley serves on the board of Westar Energy, Inc., a NYSE listed company, and CoreFirst Bank and Trust. Dr. Farley has experience with investment company matters.

Roman Friedrich III. Mr. Friedrich has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as Chairperson of the Contracts Review Committee, his service on other public company boards, his experience as former Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer; his experience as founder and President of Roman Friedrich & Company, a financial advisory firm; and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee of the Funds and as Chairperson of the Audit Committee, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

Ronald A. Nyberg. Mr. Nyberg has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as Chairperson of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Maynard F. Oliverius. Mr. Oliverius has served as a director of the Security Funds since 1998. Mr. Oliverius served as President and Chief Executive Officer of Stormont-Vail HealthCare until his retirement in 2012. From 2005 through 2008 Mr. Oliverius was on the Board of Trustees of the American Hospital Association. Mr. Oliverius has a master’s degree in Health Care Administration. Mr. Oliverius has experience with investment company matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee of the Funds and as Chairperson of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee and Trustee nominee has considerable familiarity with fund management and the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Funds and/or other funds in the Fund Complex.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. Fund officers receive no compensation from the Funds but may also be officers or employees of the Adviser, a Sub-Adviser or affiliates of the Adviser or a Sub-Adviser and may receive compensation in such capacities.

Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
Amy J. Lee Year of birth: 1961	Chief Legal Officer	Since 2012
Managing Director, Guggenheim Investments (2012-present); Senior Vice President and Secretary, Security Investors, LLC (2010-present); Secretary and Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-2012); Vice President and Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present); Chief Legal Officer of certain funds in the Guggenheim Funds Complex (2012-present).

Joanna M. Catalucci Year of birth: 1966	Chief Compliance Officer	Since 2012
Chief Compliance Officer of certain funds in the Fund Complex; Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer and Secretary, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; Senior Vice President and Chief Compliance Officer, Security Investors, LLC (2010-2012); Senior Vice President, Security Global Investors, LLC (2010-2011); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.) (2010-2011); Chief Compliance Officer, Rydex Capital Partners I, LLC and Rydex Capital Partners II, LLC (2006-2007); Vice President, Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.) (2001-2006).

Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
John L. Sullivan Year of birth: 1955	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds
Distributors, LLC (2010-present); Chief Financial Officer, Chief Accounting Officer and Treasurer of
certain funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010);
Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer
and Treasurer, Van Kampen Funds (1996-2004).

Mark E. Mathiasen Year of birth: 1978	Secretary	Since 2007	Director and Associate General Counsel of Guggenheim Funds Services, LLC (2007-present); Secretary of certain funds in the Fund Complex.
Stevens T. Kelly Year of birth: 1982	Assistant Secretary	Since 2012	Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present); Assistant Secretary of certain funds in the Fund Complex. Formerly, associate at K&L Gates LLP (2008-2011).
James Howley Year of birth: 1972	Assistant Treasurer	Since 2007
Director, Fund Administration of Guggenheim Funds Distributors, LLC (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Formerly, Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Derek Maltbie Year of birth: 1972	Assistant Treasurer	Since 2011
Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2005-present); Assistant Treasurer of certain funds in the Fund Complex. Formerly, Supervisor, Mutual Fund Administration of Van Kampen Investments, Inc. (1995-2005).

Kimberly Scott Year of Birth: 1974	Assistant Treasurer	Since 2012
Vice President, Fund Administration of Guggenheim Funds Investment Advisors, LLC (2012-present); Assistant Treasurer of certain funds in the Fund Complex. Formerly, Financial Reporting Manager for Invesco, Ltd. (2010-2011); Vice President and Assistant Treasurer (2009-2010), Manager (2005-2009), Mutual Fund Administration for Van Kampen Investments, Inc. (f/k/a Morgan Stanley Investment Management).

Mark J. Furjanic Year of birth: 1959	Assistant Treasurer	Since 2008
Vice President, Fund Administration-Tax of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2005-present); Assistant Treasurer of certain funds in the Fund Complex. Formerly, Senior Manager for Ernst & Young LLP (1999-2005).

(1)	The business address of each officer of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532.

(2)
Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her resignation or removal. The year set forth above is the earliest year in which the officer was appointed as an officer of any Fund.

Additional Information about the Board and the Nominees

The following includes detailed information about the current structure of the Board, its leadership, its functioning and composition. The Security Funds Board, the non-retiring membership of which is proposed to be consolidated with the Board, does not have identical practices. If the board consolidation is implemented, the Trustees will consider whether any changes to current practices would be appropriate to enhance practices and integrate the Consolidation Nominees, based on the interests of the Funds and their shareholders.

Board Leadership Structure

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Adviser, the applicable Sub-Adviser and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairperson) are Independent Trustees. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

The Board has appointed an Independent Trustee as chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The

Board has established certain committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure is appropriate in light of the characteristics and circumstances of the Funds.

Board Committees

The Trustees have determined that the efficient conduct of the Funds’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The committees of the Board are the Executive Committee, the Audit Committee, the Nominating and Governance Committee, and the Contracts Review Committee. The Consolidation Nominees are expected to be appointed to the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee, if elected to the Board.

Executive Committee. Ronald A. Nyberg and Ronald E. Toupin, Jr., who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Audit Committee. The Board has an Audit Committee, which is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Karn serves as chairperson of the Audit Committee.

The Audit Committee is charged with selecting an independent registered public accounting firm for the Funds and reviewing accounting matters with the Funds’ independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE listing standards.

The Audit Committee is governed by a written charter (the “Audit Committee Charter”). The Audit Committee Charter is not available on the Funds’ websites. The Audit Committee Charter is available on the website of the Funds at: www.guggenheiminvestments.com.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance), and (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm. Based on the Audit Committee’s reviews and discussions referred to above, including its discussion with management and the Fund’s independent registered public accounting firm, the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Reports for the past fiscal year.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee.

The Nominating and Governance Committee is governed by a written charter (the “Nominating and Governance Committee Charter”). The Nominating and Governance Committee Charter is available on the website of the Funds at: www.guggenheiminvestments.com.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, and (iii) periodically evaluates the effectiveness of the Board and committees of the Board.

In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as an Independent Trustee in contravention of its Independent Trustee Retirement Policy. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

A Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an “interested person” of the Funds as such term is defined under the 1940 Act; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

The Nominating and Governance Committee will consider Trustee candidates recommended by shareholders of the Funds. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter. Shareholder recommendations must be sent to the Funds’ Secretary, c/o Guggenheim Funds Investment Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting were unanimously nominated by the Board of Trustees and the Nominating and Governance Committee.

Contracts Review Committee. The Board has a Contracts Review Committee, which oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. The Contracts Review Committee is composed of Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Friedrich serves as chairperson of the Contracts Review Committee.

Board and Committee Meetings

Information regarding the number of meetings of the Board, Audit Committee, Nominating and Governance Committee and Contracts Review Committee of each Fund during such Fund’s most recently completed fiscal year is set forth in the table below:

Fund	Fiscal Year End	Board Meetings	Audit Committee Meetings	Nominating and Governance Meetings	Contract Review Committee Meetings
FMO	11/30/2013	4	4	2	1
GBAB	5/31/2013	4	4	1	1
GPM	12/31/2013	4	3	2	1
GGE	10/31/2013	4	4	2	1
GEQ	12/31/2013	4	3	2	1
GOF	5/31/2013	4	4	1	1

GGM commenced investment operations on June 26, 2013 and has not yet completed its initial fiscal year, therefore it is not included in the above chart.

Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the portion of each Fund’s fiscal year ended in 2013, during which he was a trustee of the Fund. It is the Funds’ policy to encourage Trustees to attend annual shareholders’ meetings.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Funds, the Board, among other things, oversees risk management of the Funds’ investment programs and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee and the Contracts Review Committee to assist in its oversight functions, including its oversight of the risks the Funds faces. Each committee reports its activities to the Board on a regular basis. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Funds, the Adviser, the respective Sub-Adviser and other service providers to the Funds also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Funds’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Funds to report to the Board and its committees on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Funds’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Funds’ compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Adviser and respective Sub-Adviser on the investments and securities trading of the Funds. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Funds’ portfolio securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Trustee Communications

Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund or Funds at 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

The table below indicates the dollar range of equity securities of each Fund and funds in the Fund Complex by the Trustees as of December 31, 2013:

Independent Trustees
Fund	Barnes	Friedrich	Karn	Nyberg	Toupin
FMO	$10,001-$50,000	$0	$10,001-$50,000	$10,001-$50,000	$1-$10,000
GBAB	$0	$0	$0	$10,001-$50,000	$1-$10,000
GGM	Over $100,000	$1-$10,000	$0	$10,001-$50,000	$1-$10,000
GPM	$50,001-$100,000	$0	$0	$10,001-$50,000	$1-$10,000
GGE	$10,001-$50,000	$0	$0	$1-$10,000	$1-$10,000
GEQ	$0	$0	$0	$10,001-$50,000	$1-$10,000
GOF	Over $100,000	$10,001-$50,000	$0	$10,001-$50,000	$1-$10,000
Aggregate dollar range of equity securities in all funds in the Fund Complex Overseen by the Trustee	Over $100,000	$50,001-$100,000	$10,001-$50,000	Over $100,000	$10,001-$50,000

Independent Trustee Nominees
Fund	Chubb	Farley	Oliverius
FMO	$0	$0	$0
GBAB	$0	$0	$0
GGM	$0	$0	$0
GPM	$0	$0	$0
GGE	$0	$0	$0
GEQ	$0	$0	$0
GOF	$0	$0	$0
Aggregate dollar range of equity securities in all funds in the Fund Complex Overseen by the Trustee	Over $100,000	Over $100,000	Over $100,000

Interested Trustee
Fund	Cacciapaglia
FMO	$0
GBAB	$0
GGM	$0
GPM	$0
GGE	$0
GEQ	$0
GOF	$0
Aggregate dollar range of equity securities in all funds in the Fund Complex Overseen by the Trustee.	$0

The table below indicates the number of Shares of each Fund owned by the Trustees as of December 31, 2013. As of December 31, 2013, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of each Fund.

Independent Trustees
Fund	Barnes	Friedrich	Karn	Nyberg	Toupin
FMO	666	None	1,000	975	163
GBAB	None	None	None	505	165
GGM	18,705	200	None	446	101
GPM	8,901	None	None	1,244	458
GGE	700	None	None	189	225
GEQ	None	None	None	695	224
GOF	51,698	674	None	882	224

Independent Trustee Nominees
Fund	Chubb	Farley	Oliverius
FMO	None	None	None
GBAB	None	None	None
GGM	None	None	None
GPM	None	None	None
GGE	None	None	None
GEQ	None	None	None
GOF	None	None	None

Interested Trustee
Fund	Cacciapaglia
FMO	None
GBAB	None
GOF	None
GEQ	None
GGE	None
GPM	None

Trustee Compensation

The Funds pay an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, a Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board. The following table sets forth the compensation paid to each Independent Trustee by each Fund during its most recently completed fiscal year and the total compensation paid to each Independent Trustee by the Fund Complex during the most recently completed calendar year ended December 31, 2013.

Trustee	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation From the Fund Complex(2)
Randall C. Barnes	†	None	None	$174,500
Roman Friedrich III	†	None	None	$159,500
Robert B. Karn III	†	None	None	$156,500
Ronald A. Nyberg	†	None	None	$236,250
Ronald E. Toupin, Jr.	†	None	None	$254,000

(1)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date hereof.

(2)
The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex for the calendar year ended December 31, 2013. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

†	The amount of aggregate compensation payable by each Fund for its fiscal year ending in 2013 (and assuming a full fiscal year of operations) is shown in the table below:

Fund	Fiscal Year End	Barnes	Friedrich	Karn	Nyberg	Toupin
FMO	11/30	$15,321	$15,786	$15,786	$15,786	$16,869
GBAB	5/31	$15,000	$15,500	$15,500	$15,500	$16,333
GGM	5/31	None	None	None	None	None
GPM	12/31	$14,821	$15,286	$15,286	$15,286	$16,369
GGE	10/31	$15,411	$15,893	$15,893	$15,893	$16,851
GEQ	12/31	$14,821	$15,286	$15,286	$15,286	$16,369
GOF	5/31	$15,000	$15,500	$15,500	$15,500	$16,333

If all of the Consolidation Nominees are elected and the board consolidation is implemented for all of the applicable funds, the Board is considering implementing a new compensation structure for the funds overseen by the consolidated board. A portion of such fees, as determined by the Board, would be allocated to the Funds. The total compensation would be as follows:

A general retainer fee of $232,000 per year would be paid to each Independent board member. Additional annual retainer fees would be paid as follows: $40,000 to the Independent Chairperson of the Board; $6,000 to the Independent Vice Chairperson of the Board; $6,000 to the Audit Committee Chairperson; $6,000 to the Audit Committee Vice Chairperson; $6,000 to the Contracts Review Committee Chairperson; $6,000 to the Contracts Review Committee Vice Chairperson; and $6,000 to the Nominating Committee Chairperson. In addition, fees would be paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting, $5,000 paid for a special in-person Committee meeting and $1,000 paid for a special telephonic Board or Committee meeting.

This proposed new compensation structure is not expected to increase a Fund’s expenses by more than one basis point of the Fund’s average net assets on an annual basis.

Shareholder Approval

With respect to FMO, GBAB, GGM, GGE, GEQ and GOF, the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Trustee nominee. With respect to GPM, the affirmative vote of a plurality of the Shares voted is necessary to elect a Trustee nominee. Abstentions will have the same effect as votes against the election of a Trustee nominee for FMO, GBAB, GGM, GGE, GEQ and GOF. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on a Trustee nominee for FMO, GBAB, GGM, GGE, GEQ and GOF. Votes withheld and “broker non-votes” will have no effect on the outcome of the vote on a Trustee nominee for GPM.

The holders of the Shares will have equal voting rights (i.e. one vote per Share).

Board Recommendation

The Board unanimously recommends that shareholders vote “FOR” the nominees of the Board of your Fund.

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

Quorum. With respect to FMO, GBAB, GGM, GGE, GEQ and GOF, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter.

With respect to GPM, thirty percent (30%) of the Shares entitled to vote on a Proposal must be present in person or by proxy to have a quorum for GPM to conduct business at the Annual Meeting.

Votes withheld, abstentions and broker non-votes (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date. The Board has fixed the close of business on January 17, 2014, as the Record Date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by such Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

Joint Meeting. The Annual Meeting is scheduled as a joint meeting of the Funds and certain affiliated funds, whose votes on similar proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters. In the event that any shareholder present at the Annual Meeting objects to the holding of a joint meeting and moves for the adjournment of his or her Fund’s meeting to a time immediately after the Annual Meeting so that each Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each Fund will vote separately on the respective Proposals relating to their Fund. In any event, an unfavorable vote on any Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of that Fund.

How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Shareholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Funds a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at (800) 345-7999 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting. Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposals before the Annual Meeting. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposals. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposals may be deemed an instruction to vote such Shares in favor of the Proposals. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The Funds will update certain data regarding the Funds, including performance data, on a monthly basis on its website at www.guggenheiminvestments.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

Investment Adviser and Investment Sub-Advisers

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”), a subsidiary of Guggenheim Partners, LLC (“Guggenheim Partners”), acts as each Fund’s investment adviser pursuant to an investment advisory agreement between each Fund and Guggenheim Funds. Guggenheim Funds is a registered investment adviser and acts as investment adviser to a number of closed-end and open-end investment companies. Guggenheim Funds is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Guggenheim Partners is a diversified financial services firm with wealth management, capital markets, investment management and proprietary investing businesses, whose clients are a mix of individuals, family offices, endowments, foundations, insurance companies and other institutions that have entrusted Guggenheim Partners with the supervision of more than $200 billion of assets as of December 31, 2013. Guggenheim Partners is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Guggenheim Partners Investment Management, LLC (“GPIM”), an affiliate of Guggenheim Partners, acts as investment sub-adviser to GBAB, GGM, GPM, GGE, GEQ and GOF pursuant to separate sub-advisory agreements among each such Fund, the Adviser and GPIM. GPIM is a Delaware limited liability company, with its principal offices located at 100 Wilshire Boulevard, Santa Monica, California 90401.

Security Investors, LLC (“Security Investors”), an affiliate of Guggenheim Partners, acts as investment sub-adviser to GEQ pursuant to a sub-advisory agreement among GEQ, the Adviser and Security Investors. Security Investors is a Kansas limited liability company, with its principal offices located at 330 Madison Avenue, New York, New York 10017.

Advisory Research, Inc. (the “ARI”), a Delaware corporation, acts as investment sub-adviser to FMO pursuant to an investment sub-advisory agreement among FMO, the Adviser and ARI. ARI is located at 8235 Forsyth Boulevard, Saint Louis, Missouri 63105. ARI is a registered investment advisor to investment portfolios with approximately $10 billion in assets as of December 31, 2013, including two other closed-end investment companies and two open-

end investment companies, which focus their investments in MLPs and energy infrastructure. ARI is a wholly-owned subsidiary of Piper Jaffray Companies (“Piper Jaffray”). Piper Jaffray is a leading, international investment bank and institutional securities firm, serving the needs of corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray provides a broad set of products and services, including equity and debt capital markets products; public finance services; financial advisory services; equity and fixed-income institutional brokerage; equity research and fixed income analytics; and asset management services. Piper Jaffray headquarters are located in Minneapolis, Minnesota, with offices across the U.S. and in London and Hong Kong.

Administrator

Rydex Fund Services, LLC, an affiliate of Guggenheim Partners, located at 805 King Farm Boulevard, Rockville, Maryland 20850, serves as the Funds’ administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm for the Funds by the Audit Committees of the Funds and approved by a majority of each Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Funds for and during each Fund’s current fiscal year. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit and Other Fees

Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A.

Audit-Related Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Funds’ registration statements, comfort letters and consents) are set forth on Annex A.

E&Y did not perform any other assurance and related services that were required to be approved by the Funds’ Audit Committees for such fiscal years.

Tax Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) are set forth on Annex A.

E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds’ Audit Committee for such period.

All Other Fees. For each Fund’s two most recently completed fiscal years, the aggregate fees billed for products and services provided by E&Y, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees are set forth on Annex A.

Aggregate Non-Audit Fees. For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed by E&Y for services rendered to each Fund, Guggenheim Funds, and any entity controlling, controlled by or under common control with Guggenheim Funds that provides ongoing services to the Fund (not including an investment sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund are set forth on Annex A.

Audit Committee’s Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter, which contain the Pre-Approval Policies and Procedures, are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

            (a) The categories of services to be reviewed and considered for pre-approval include the following:

Audit Services
●	Annual financial statement audits
●	Seed audits (related to new product filings, as required)
●	SEC and regulatory filings and consents

Audit-Related Services
●	Accounting consultations
●	Fund merger/reorganization support services
●	Other accounting related matters
●	Agreed upon procedures reports
●	Attestation reports
●	Other internal control reports

Tax Services
●	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
●	Timely RIC qualification reviews
●	Tax distribution analysis and planning
●	Tax authority examination services
●	Tax appeals support services
●	Accounting methods studies
●	Fund merger support services
●	Tax compliance, planning and advice servicees and related projects

            (b)The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

            (c) For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

            (d) For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

            (e) The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Funds, and all non-audit services provided by E&Y to Guggenheim Funds, or any entity controlling, controlled by, or under common control with Guggenheim Funds that provides ongoing services to the Funds that are related to the operations of the Funds for the Funds’ two most recently completed fiscal years.

None of the services described above for the Funds’ two most recently completed fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of the Record Date, to the knowledge of each Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of any of the Funds, except as set forth on Annex B.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require each Fund’s officers and Trustees, certain officers of each Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the NYSE. Based upon each Fund’s review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner, except as follows: for FMO: Form 3 (no securities owned) for Kimberly J. Scott was not filed in a timely manner after she became a reporting person of the Fund and Form 4 (relating to an acquisition of securities) for Roman Friedrich III was amended to correct the transaction date, but such amendment was not filed in a timely manner relative to the transaction date; for GBAB: Form 3 (no securities owned) for Kimberly J. Scott was not filed in a timely manner after she became a reporting person of the Fund; for GGM: Form 3 (no securities owned) for Stevens T. Kelly was not filed in a timely manner after he became a reporting person of the Fund; for GPM: Form 3 (no securities owned) for Kimberly J. Scott was not filed in a timely manner after she became a reporting person of the Fund; for GGE: Form 3 (no securities owned) for Kimberly J. Scott was not filed in a timely manner after she became a reporting person of the Fund; for GEQ: Form 3 (no securities owned) for James W. Michal was not filed in a timely manner after he became a reporting person of the Fund; and for GOF: Form 3 (no securities owned) for James W. Michal was not filed in a timely manner after he became a reporting person of the Fund.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about their shareholders to employees of Guggenheim Funds with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Deadline for Shareholder Proposals

Each Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

Shareholder proposals intended for inclusion in a Fund’s proxy statement in connection with the 2015 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by                             , 2014 in order to be considered for inclusion in the Fund’s proxy statement. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement.

A proposal, other than a proposal submitted pursuant to Rule 14a-8, must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than December 4, 2014 and not later than January 3, 2015 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act). If a proposal is not “timely” within the meaning of Rule 14a-4(c), then the persons named as proxies in the proxies solicited by the Board for the 2014 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Expenses of Proxy Solicitation

The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. However, the Adviser and its affiliates have agreed to incur certain proxy expenses on behalf of all funds in the Fund Complex that are soliciting shareholders relating to the board compensation proposal, including the Funds, in an amount up to $100,000. Expenses incurred by the Adviser will be allocated among groups of funds pro rata based on the actual proxy expenses of each group of funds. Costs will be borne by the Funds in proportion to the number of proxies solicited on behalf of a Fund to the total proxies solicited on behalf of all of the Funds. Certain officers of the Fund and certain officers and employees of Guggenheim Funds or their respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The persons named in the enclosed proxy card may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to a Proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. The chairperson of the Annual Meeting may also adjourn the Annual Meeting. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of each Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

Please vote promptly by signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote by telephone or over the Internet.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 3, 2014

This Proxy Statement is available on the Internet at www.proxyvote.com.

Annex A

Audit and Other Fees

Fiscal Year ended 2013

			Non-Audit Fees
Fund	Fiscal Year End	Audit Fees	Audit Related	Tax	Other	Total Non-Audit	Total
FMO	11/30	$43,000	$0	$39,000	$113,000	$152,000	$195,000
GBAB	5/31	$38,850	$0	$7,500	$0	$7,500	$46,350
GGM(1)	5/31	n/a	n/a	n/a	n/a	n/a	n/a
GPM	12/31	$22,400	$0	$7,500	$0	$7,500	$29,900
GGE	10/31	$22,350	$0	$7,500	$0	$7,500	$29,850
GEQ	12/31	$26,250	$0	$9,450	$0	$9,450	$35,700
GOF	5/31	$44,350	$36,000	$9,450	$0	$45,450	$89,800

Fiscal Year ended 2012

			Non-Audit Fees
Fund	Fiscal Year End	Audit Fees	Audit Related	Tax	Other	Total Non-Audit	Total
FMO	11/30	$42,100	$0	$12,000	$66,700	$78,700	$120,800
GBAB	5/31	$30,600	$0	$4,250	$0	$4,250	$34,850
GGM(1)	5/31	n/a	n/a	n/a	n/a	n/a	n/a
GPM	12/31	$27,200	$0	$4,250	$0	$4,250	$31,450
GGE	10/31	$23,000	$0	$4,250	$0	$4,250	$27,250
GEQ(2)	12/31	$28,900	$0	$3,000	$0	$3,000	$31,900
	6/30	$28,900	$24,000	$4,250	$0	$28,250	$57,150
GOF	5/31	$31,000	$43,000	$4,250	$0	$47,250	$78,250

(1)           GGM commenced operations on June 26, 2013.

(2)
GEQ changed its fiscal year end from June 30 to December 31, effective as of December 31, 2012. Amounts are shown for the six month period ended December 31, 2012 and the initial fiscal period from GEQ’s inception date of October 27, 2011 through June 30, 2012.

A-1

Annex B

Principal Shareholders*

Fund	Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
FMO	Bank of America Corporation 100 North Tryon Street Charlotte, NC 28255	Common	2,650,251	9.20
GBAB	Guggenheim Partners Investment Management 100 Wilshire Blvd Santa Monica, CA 90401	Common	1,089,611	6.26
GGM	NONE
GPM	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	Common	4,227,899	22.19
GGE	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	Common	983,614	19.70
GEQ	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	Common	1,975,546	22.53
GOF	First Trust Portfolios LP 120 East Liberty Drive Wheaton, IL 60187	Common	1,164,278	8.94
* The information contained in this table is based on Schedule 13D, Schedule 13G and other regulatory filings made on or before                         , 2014.

B-1